SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

As previously disclosed by Walgreens Boots Alliance, Inc. (the “Company”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2017, on February 1, 2017, the Company entered into a revolving credit agreement (the “Revolving Credit Agreement”) with the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and each other party thereto. The Revolving Credit Agreement is a revolving credit facility with an aggregate commitment in the amount of $1.0 billion with a facility termination date of the earlier of (a) 364 days following the effective date thereof, subject to the extension thereof pursuant to terms and conditions set forth in the Revolving Credit Agreement and (b) the date of termination in whole of the aggregate commitments provided by the lenders pursuant to the Revolving Credit Agreement. The Company is the borrower under the Revolving Credit Agreement.

On August 1, 2017, the Company entered into an Amendment Agreement (the “Amendment”) to the Revolving Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto. The terms and conditions of the Revolving Credit Agreement remain unchanged other than the extension of the facility termination date to the earlier of (a) January 31, 2019 and (b) the date of termination in whole of the aggregate commitments provided by the lenders pursuant to the Revolving Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Amendment Agreement to the Revolving Credit Agreement, dated as of August 1, 2017, by and among Walgreens Boots Alliance, Inc., JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: August 2, 2017	By:	/s/ Collin G. Smyser
	Title:	Vice President, Corporate Secretary